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                                                                    Exhibit 23.2



                      Consent of Independent Public Accountants


INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of Coast Bancorp on Form S-8 of our report dated January 24, 1997 appearing in the Annual Report on Form 10-K of Coast Bancorp for the year ended December 31, 1996.


/s/ Deloitte & Touche LLP


DELOITTE & TOUCHE LLP
San Jose, California
April 25, 1997


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